Exhibit 10.64

AMENDMENT NO. 6 TO COMMERCIAL LEASE BETWEEN

COLUMBUS DAY REALTY, INC. AND T2 BIOSYSTEMS, INC.

This Amendment No. 6 is to a Commercial Lease dated May 6, 2013, by and between Columbus Day Realty, Inc. (LESSOR), and T2 Biosystems, Inc. (LESSEE), which lease relates to the premises at 231 Andover Street, Wilmington, Massachusetts.

WHEREAS, the Commercial Lease is dated May 6, 2013;

WHEREAS, the parties signed Amendment No. 1 to the Commercial Lease on September 24, 2103;

WHEREAS, the parties signed Amendment No. 2 to the Commercial Lease on September 21, 2015;

WHEREAS, the parties signed Amendment No. 3 to the Commercial Lease on August 10, 2017;

WHEREAS, the parties signed Amendment No. 4 to the Commercial Lease on August 31, 2018;

WHEREAS, the parties signed Amendment No. 5 to the Commercial Lease on October 20, 2020;

WHEREAS, the parties are desirous of amending the Commercial Lease for the purpose of extending the term of the Lease to December 31, 2024;

NOW, THEREFORE, in accordance with the covenants, considerations and conditions contained herein, the parties agree to further amend the Commercial Lease as follows:

3.
TERM

This paragraph of the Commercial Lease is hereby amended by extending the expiration date to December 31, 2024.

4.
RENT

The base rent for the period of January 1, 2023 to December 31, 2023 shall be at the rate of Fifteen Dollars ($15.00) per square foot. The base rent for the period of January 1, 2024 shall be at the rate of Seventeen Dollars ($17.00) per square foot.

Except as modified by this Amendment, all other terms of the Commercial Lease and Amendments No. 1, No.2, No. 3, No. 4, and No. 5 shall remain in full force and effect for the remaining term of the Lease.

Exhibit 10.64

IN WITNESS WHEREOF, the LESSOR and LESSEE have set their hands and seals this 26th day of September 2022.

COLUMBUS DAY REALITY, INC.		T2 BIOSYSTEMS, INC.

By:	/s/ [Illegible Signature]	By:	/s/ John Sperzel
	Its President		Its Chairman & CEO

By:	/s/ Susan Johnson
Its Treasure